UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01596

fpa CAPITAL FUND, inc.

(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

J. RICHARD ATWOOD, PRESIDENT FPA CAPITAL FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025	MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code: (310) 473-0225

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Item 1: Report to Shareholders.

FPA Capital Fund, Inc.

Annual Report

March 31, 2020

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

Introduction

I hope that all of you and your families are healthy and doing well considering all the disheartening news out there.

The last major market decline happened in December 2018, when the S&P 500 index hit 2,351.10.1 In the next 14 months, the S&P 500 index went on a tear and increased 44% (forty-four percent) to 3,386.15 (all time record).2 An unsuspecting consumer of this statistic would have guessed that 2019 was a banner year for the S&P 500 companies. However, total earnings growth of the index was only 0.6%.3

Fast forward a month, and all that gain of the past 14 months was erased.4 The question we asked on that day was the following: do we feel better about the near-term prospects for the stock market today or in December 2018? In late 2018, investors were mainly worrying about the trade war between the US and China. Both countries announced a number of tariffs. Yet, in March 2020, we had two other things to worry about: COVID-19 and the oil price war's impact on U.S. employment. We would argue that we believe one should be more worried today than in December 2018. We have to fight an economic war in more theaters today. On top of it, the deficit is larger today and the rates are lower. So, we believe the war is worse and the country's ammunition is lower.

How bad can things get? A recent JP Morgan report makes the following forecast for real GDP growth rates for the first quarter of 2020: China down 40%, US down 4% (followed by down 14% in the second quarter), and Euro area down 15% (and down 22% in the second quarter). Their global projection for GDP is down 2% this quarter, followed by 13% next quarter.5 The March 26, 2020 unemployment report showed that a record 3.3 million Americans applied for unemployment benefits the week before — the previous record was 695,000 in 1982.6 Unfortunately, that record lasted only a week and doubled to 6.6 million the next week. Globally, the prospects of employment are not much better. Just the global travel industry, which came to a stop, provides a living to 319 million people — 10% of global employment!7

Needless to say, the first quarter of 2020 was a very bad one for stock market performance. At the end of first quarter of 2020, the S&P 500 index stood at 2584.59 — a 20.00% decline for the year (and a 23.67% decline from its all-time high). Small and mid-cap companies fared even worse. The Fund's benchmark, the Russell 2500, declined -29.72% in the first quarter of 2020.8 The FPA Capital Fund ("Fund") declined by -19.57% for the first quarter of 2020, and -17.23% for the 1-year period ending 3/31/20, but was able to protect your capital better than most in its Morningstar Mid-Cap Value category on a total return basis across both time periods. The primary drivers of performance during the quarter were consistent with the drivers of performance during the year.

1  December 24, 2018

2  February 19, 2020

3  Source: Factset; February 28, 2020; Earnings Insight; https://www.factset.com/hubfs/Resources%20Section/Research%20Desk/Earnings%20Insight/EarningsInsight_022820.pdf

4  March 18, 2020

5  Source: Economic Research Note (The day the earth stood still) — 03/18/2020

6  Source: The Washington Post; March 26, 2020; A record 3.3 million Americans filed for unemployment benefits as the coronavirus slams economy; https://www.washingtonpost.com/business/2020/03/26/unemployment-claims-coronavirus-3-million/

7  Source: World Travel & Tourism Council; March 2019; Economic Impact 2019 World; https://www.wttc.org/-/media/files/reports/economic-impact-research/regions-2019/world2019.pdf

8  Comparison to an index is for illustrative purposes only. The Fund does not include outperformance of any index in its investment objectives.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

The Fund finished in the 2nd percentile year-to-date through 3/31/2020 out of 433 funds and finished in the top 7th percentile for the one-year period through 3/31/2020 out of 426 funds in the category.9 We are not surprised by the Fund's outperformance. We wrote extensively about the importance of fundamental research and warned about some of the issues we worried about with index funds and ETFs in many of our letters — particularly in our first quarter 2017 letter in a section titled: Are ETFs the new weapons of mass destruction?10

Some of you may wonder and ask whether this decline happened simply because of the coronavirus pandemic. Make no mistake: the decline did not happen because of the virus. It happened because the market was very expensive. The virus, as bad as it is, was just the catalyst. The market participants have been pouring gas on the floor for years and the virus was the match that lit it.

We have been writing quarter after quarter about how we found the stock market valuations extremely high. It has been very hard to find good companies at attractive valuations. We also wrote about how with the lack of opportunities we would not chase these high multiples and, therefore, simply accumulate cash.

We already had a large cash balance due to high company valuations. As we started reading about what China and then South Korea were experiencing with COVID-19, we quickly appreciated the seriousness of the situation. We took several steps to protect our clients' (and our) money. For example, during the quarter:11

•  We started selling our airline investments in January. We were out of our Allegiant Travel Company and Spirit Airlines investments completely before any major travel restrictions were implemented.

•  We sold out of our only restaurant investment before any restaurant restrictions.

•  We sold two of our three banks.

•  We sold out of a relatively-new investment in a company that provides RFIDs12 with the goal of connecting goods to internet (think of luggage, apparel, food, auto parts, etc.). Even though we like this business a lot, we did not feel it belonged in the portfolio when movement of products and people would be severely curtailed.

Clearly, it would have been best had we sold everything and just quarantined ourselves.

Long-term shareholders might also recall that, over the past ten years, we have had a large allocation to energy. Do not fret, we have been decreasing that exposure over the past three years and our exposure at the end of first quarter 2020 was approximately 5.0%. It remains to be seen whether it will be Russia or Saudi Arabia

9  Source: Morningstar. https://www.morningstar.com/funds/xnas/fpptx/performance. Morningstar Percentile Rankings are based on the total return percentile rank within each Morningstar Category and do not account for a fund's sales charge (if applicable). The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. Historical percentile ranks are based on a snapshot of the funds as they were at the time of the calculation. Percentile ranks within categories are most useful in those groups that have a large number of funds. For small universes, funds will be ranked at the highest percentage possible. For instance, if there are only two specialty-utility funds with 10-year average total returns, Morningstar will assign a percentile rank of 1 to the top-performing fund, and the second fund will earn a percentile rank of 51 (indicating the fund underperformed 50% of the sample). FPA Capital Fund had a 5-year percentile ranking = 88 (out of 345 funds) and 10-year percentile ranking = 100 (out of 241 funds) through 3/31/2020.

10  Source: FPA; https://fpa.com/docs/default-source/funds/fpa-capital-fund/literature/quarterly-commentaries/fpa-capital-fund-commentary-2017-q1.pdf?sfvrsn=2

11  The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. It should not be assumed that an investment in the securities listed was or will be profitable.

  Past performance is no guarantee, nor is it indicative, of future results.

12  RFID is radio-frequency identification (https://en.wikipedia.org/wiki/Radio-frequency_identification)

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

that will win the recent oil price war. We believe that the US employment rate will be the loser. There are many estimates on how many jobs are supported by the American oil and gas industry — ranging from a couple million directly to more than ten million in the whole ecosystem.13 The head of International Energy Agency suggested as much as 20 million barrels per day decline in oil consumption.14 We expect many high-cost US oil and gas companies to file for bankruptcy with such a steep price decline in the price of oil and worsening refinancing environment. The survivors have significant potential to do quite well going forward.

Company Discussions:15

Energy

Energy-related companies performed very poorly during the quarter as the pandemic's effects on demand were exacerbated by the oil price war. We believe that over the last few years worldwide oil has seen reduced investment and at some point in the future that underinvestment should lead to favorable fundamentals, thus making an energy allocation an important part of a long term portfolio. We have two investments in the sector, Noble Energy (NBL) and Viper Minerals (VNOM).

Noble Energy's business is diversified between US shale assets, Eastern Mediterranean gas and West African operations. The company demonstrated strong operational performance in the US and, prior to the oil price war, we believe was on the brink of a significant cash flow inflection point coming in 2020 as a large Middle Eastern gas asset, Leviathan, went into production. The company also has a substantial hedge position for 2020. While we believe the company's goal of $500mm in 2020 FCF has been postponed, we believe the company has the ability to further reduce its capital expenditures in US Onshore operations, far more so than companies whose cash flows come purely from these assets. We think the prospects look much better for 2021 though. US onshore capital expenditures should be managed to a number that makes sense at the existing oil price. We believe Leviathan should be operating at full capacity with contracts with likely $5+/mmcf16 floors. Finally, the company is expected to finish its West African natural gas monetization project in early 2021 resulting in $200mm+ in FCF change vs 2020.17 Adding any recovery in oil prices and we think the risk/reward seems very favorable. The trick is to survive to that point, yet NBL has $4.4bn of liquidity,18 no substantial debt maturities until 2024 and 62% of its debt is not due until after 2041.19 We believe we will see this company on the other side of the oil price war and it will be in a much stronger position.

13  Source: Independent Petroleum Association of America ("IPAA"), May 29, 2019, New Study: 'Independent' Oil, Gas Operators Drive American Energy Development By Wide Margin, https://www.ipaa.org/new-study-independent-oil-gas-operators-drive-american-energy-development-by-wide-margin/

14  Source: Bloomberg; March 25, 2020, Updated on March 26, 2020; Oil Resumes Plunge After IEA Warns That Demand Is in 'Free Fall'; https://www.bloomberg.com/news/articles/2020-03-25/oil-stabilizes-as-traders-seek-to-assess-stimulus-impact

15  In this Company Discussions section, references to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com. Past performance is no guarantee, nor is it indicative, of future results. Please see important disclosures at the end of this Commentary.

16  Based on FPA estimates. MMCF = one million cubic feet; https://www.investopedia.com/terms/m/mcf.asp

17  Source: Company guidance during earnings call on February 12, 2020 and FPA estimates

18  Source: Per company press release on March 12, 2020

19  Source: 10K filed on February 12, 2020; Note that NBL owns a majority stake in NBLX whose debt is consolidated on NBL's balance sheet, yet it is non-recourse to NBL.

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

Viper Minerals (VNOM) is facing declining production in the area of its mineral rights, but it is substantially hedged for 2020 and 2021 on oil prices which we expect to result in meaningful free cash flows even at very dire oil price scenarios. We believe that gives them enough runway to emerge on the other side of the price war and, based on our analysis, the risk/reward of that emergence could be attractive.

Longer term, if we are to experience high inflation due to all the money printing and increased deficits, commodities might prove to be a good hedge. That said, one needs to be careful to only in invest in companies with balance sheets that can withstand the difficulties of the current environment.

Banks

We entered the quarter with three regional bank investments. All three have strong management teams, conservative lending practices, strong records and solid capitalization. One was a highly undervalued bank with a leading position in a very stable economy, but a high sensitivity to interest rates. Another had a stable and substantial dividend yield and some sensitivity to interest rates. Third and our favorite was a member of the minority of banks that are liability sensitive and gain a multi-quarter tailwind on Fed rate cuts. It was also trading on the lower end of bank valuations based on book value and earnings, which we believe was due to factors that depressed the bank's past ROIC20 but were no longer in effect. As the Western world was entering the coronavirus crisis, we sold the first bank both because of its sensitivity to interest rates and the local economy that it operates in sensitivity to domestic and international tourism. More recently, we sold the second bank due to less lucrative risk/reward, as its stock held up much better than the sector while overall sectoral risks have increased.

We kept the third bank, Investors Bancorp (ISBC), and added to the position as the bank gained a multi-quarter tailwind from ZIRP21 and traded down to 70-80% of book value due to its exposure to the New York/New Jersey area, making it one of our top 5 losers for the quarter. The vast majority of the bank's book consists of single and multi-family mortgages. The bank's commercial and industrial ("C&I") loan portfolio is relatively small and generally avoids sectors most sensitive to coronavirus. ISBC just completed an acquisition that should further reduce its capital costs and help it increase its C&I business at a time when, if done conservatively, it could be quite advantageous. We also believe that their geographic area has the resiliency and depth of resources to quickly rebound after the pandemic and their loss experience should not be differentiated from peers trading at higher valuations.

Conclusion:

These are hard times with not much visibility. First, we are yet to hear from corporations about their first quarter 2020 earnings and (perhaps more importantly) their second quarter 2020 earnings guidance, keeping in mind that the guidance visibility may not come as companies themselves are in the dark and may choose to not provide 2020 guidance. The GDP decline during the Great Financial Crisis was 4.3% and the unemployment rate went from 5% to 10%. This time around the Fed is warning that the GDP might decline by 50% with a 30% unemployment rate next quarter.22 Second, we do not know how the global economy will react when, after an

20  ROIC is return on invested capital. (https://www.investopedia.com/terms/r/returnoninvestmentcapital.asp)

21  ZIRP is zero interest rate policy and is when a central bank sets its target short-term interest rate at or close to 0%. The Federal Reserve cut the Fed Funds rate to nearly zero on March 15, 2020 as a result of the ongoing coronavirus pandemic and weakening economy.

22  Source: Bloomberg, March 22, 2020; U.S. Jobless Rate May Soar to 30%, Fed's Bullard Says; https://www.bloomberg.com/news/articles/2020-03-22/fed-s-bullard-says-u-s-jobless-rate-may-soar-to-30-in-2q?sref=zNDOdQGc

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

almost complete stop, it is ready to come back to life. We also do not know what the new normal will be once we beat this pandemic: deficit spending is unleashed, supply chains will need to be rethought, stock buybacks will be curtailed (corporations have been the largest equity demand as we discussed in our 2019 second quarter letter23 and already an amount equal to 25% of all that was bought up in 2019 has been "postponed"24), monetary inflation ahead of us, and many more.

Our thoughts and prayers are with those who have contracted COVID-19 and our sincere gratitude and appreciation to all, who have been fighting or helping us during the pandemic.

Thank you for your support and the continued trust you placed in us.

Sincerely,

Arik Ahitov

23  Source: FPA; https://fpa.com/docs/default-source/funds/fpa-capital-fund/literature/quarterly-commentaries/fpa-capital-fund-commentary-2019-06_final.pdf?sfvrsn=4

24  Source: Bloomberg, March 30, 2020; A Quarter of Annual Buyback Volume Has Been Yanked, Goldman Says; https://www.bloomberg.com/news/articles/2020-03-30/a-quarter-of-annual-buyback-volume-was-yanked-by-goldman-clients?sref=zNDOdQGc

FPA CAPITAL FUND, INC.

LETTER TO SHAREHOLDERS

(Continued)

Fund shares are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives.

Performance data quoted in this letter represents past performance and neither indicates nor guarantees future performance. The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Portfolio composition will change due to ongoing management of the Fund.

The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA CAPITAL FUND, INC.

HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Capital Fund, Inc. vs. Russell 2500 from April 1, 2010 to March 31, 2020

Past performance is not indicative of future performance. Current performance may be higher or lower than the performance data shown above. The Fund's most recent month-end performance can be obtained online at www.fpafunds.com. The Index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem, your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpa.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio can be found on page 15. The Prospectus details the Fund's objective and policies, fees, and other matters of interest to prospective investors. Please read the prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpa.com, by email at crm@fpa.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA CAPITAL FUND, INC.
PORTFOLIO SUMMARY

March 31, 2020

Common Stocks		57.7%
Information Technology Services	5.9%
Communications Equipment	5.7%
Exploration & Production	4.9%
Other Common Stocks	4.5%
Health Care Equipment & Service	4.5%
Telecom Carriers	4.2%
Containers & Packaging	3.5%
Banks	3.4%
Auto Parts	3.3%
Computer Hardware & Storage	3.0%
Packaged Food	2.9%
Cement & Aggregates	1.8%
Semiconductor Devices	1.8%
Consumer Goods — Rental	1.7%
Apparel, Footwear & Accessory Design	1.5%
Technology Distributors	1.5%
Agricultural Machinery	1.4%
Hotels, Restaurants & Leisure	1.2%
Semiconductor Manufacturing	1.0%
Bonds & Debentures		38.0%
Short-term Investments		4.6%
Other Assets And Liabilities, Net		(0.3)%
Net Assets		100.0%

FPA CAPITAL FUND, INC.
PORTFOLIO OF INVESTMENTS

March 31, 2020

COMMON STOCKS	Shares	Fair Value
INFORMATION TECHNOLOGY SERVICES — 5.9%
ACI Worldwide, Inc.(a)	191,743	$4,630,594
Science Applications International Corp.	82,591	6,163,766
		$10,794,360
COMMUNICATIONS EQUIPMENT — 5.7%
InterDigital, Inc.	235,295	$10,501,216
EXPLORATION & PRODUCTION — 4.9%
Noble Energy, Inc.	1,176,697	$7,107,250
Viper Energy Partners LP	292,207	1,937,332
		$9,044,582
HEALTH CARE EQUIPMENT & SERVICE — 4.5%
Centene Corp.(a)	137,081	$8,143,982
TELECOM CARRIERS — 4.2%
Vonage Holdings Corp.(a)	1,063,633	$7,690,067
CONTAINERS & PACKAGING — 3.5%
Graphic Packaging Holding Co.	532,488	$6,496,354
BANKS — 3.4%
Investors Bancorp, Inc.	782,392	$6,251,312
AUTO PARTS — 3.3%
Dana, Inc.	539,052	$4,209,996
Gentex Corp.	79,045	1,751,637
		$5,961,633
COMPUTER HARDWARE & STORAGE — 3.0%
Western Digital Corp.	130,361	$5,425,625
PACKAGED FOOD — 2.9%
TreeHouse Foods, Inc.(a)	119,747	$5,286,830

FPA CAPITAL FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020

COMMON STOCKS — Continued	Shares	Fair Value
CEMENT & AGGREGATES — 1.8%
Oshkosh Corp.	50,581	$3,253,876
SEMICONDUCTOR DEVICES — 1.8%
Ambarella, Inc.(a)	66,283	$3,218,702
CONSUMER GOODS — RENTAL — 1.7%
Aaron's, Inc.	136,443	$3,108,171
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 1.5%
Carter's, Inc.	41,868	$2,751,984
TECHNOLOGY DISTRIBUTORS — 1.5%
Arrow Electronics, Inc.(a)	52,700	$2,733,549
AGRICULTURAL MACHINERY — 1.4%
AGCO Corp.	54,702	$2,584,669
HOTELS, RESTAURANTS & LEISURE — 1.2%
Vail Resorts, Inc.	15,270	$2,255,532
SEMICONDUCTOR MANUFACTURING — 1.0%
MKS Instruments, Inc.	21,901	$1,783,836
OTHER COMMON STOCKS — 4.5%(a)(b)		$8,178,330
TOTAL COMMON STOCKS — 57.7% (Cost $127,793,853)		$105,464,610

FPA CAPITAL FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2020

BONDS & DEBENTURES	Principal Amount	Fair Value
U.S. TREASURIES — 38.0%
U.S. Treasury Notes — 1.375% 4/30/2020	$1,500,000	$1,501,564
U.S. Treasury Notes — 1.375% 8/31/2020	10,000,000	10,052,503
U.S. Treasury Notes — 1.375% 9/30/2020	7,500,000	7,546,316
U.S. Treasury Notes — 1.625% 7/31/2020	12,500,000	12,564,810
U.S. Treasury Notes — 1.625% 10/15/2020	10,000,000	10,079,266
U.S. Treasury Notes — 1.875% 6/30/2020	12,500,000	12,556,662
U.S. Treasury Notes — 2.750% 11/30/2020	5,000,000	5,086,996
U.S. Treasury Notes — 3.500% 5/15/2020	10,000,000	10,040,838
TOTAL U.S. TREASURIES (Cost $69,071,145)		$69,428,955
TOTAL BONDS & DEBENTURES — 38.0% (Cost $69,071,145)		$69,428,955
TOTAL INVESTMENT SECURITIES — 95.7% (Cost $196,864,998)		$174,893,565
SHORT-TERM INVESTMENTS — 4.6%
State Street Bank Repurchase Agreement — 0.00% 4/1/2020 (Dated 03/31/2020, repurchase price of $8,321,000, collateralized by 7,825,000 principal amount U.S. Treasury Notes — 2.75% 2023, fair value $8,492,230)	$8,321,000	$8,321,000
TOTAL SHORT-TERM INVESTMENTS (Cost $8,321,000)		$8,321,000
TOTAL INVESTMENTS — 100.3% (Cost $205,185,998)		$183,214,565
Other assets and liabilities, net — (0.3)%		(567,926)
NET ASSETS — 100.0%		$182,646,639

(a)  Non-income producing security.

(b)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See accompanying Notes to Financial Statements.

FPA CAPITAL FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2020

ASSETS
Investment securities — at fair value (identified cost $196,864,998)	$174,893,565
Short-term investments — at amortized cost (maturities 60 days or less)	8,321,000
Cash	552
Receivable for:
Investment securities sold	1,426,754
Dividends and interest	438,629
Total assets	185,080,500
LIABILITIES
Payable for:
Capital Stock repurchased	2,135,328
Advisory fees	107,355
Accrued expenses and other liabilities	191,178
Total liabilities	2,433,861
NET ASSETS	$182,646,639
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 7,112,326 shares	$71,123
Additional Paid-in Capital	211,356,453
Distributable earnings	(28,780,937)
NET ASSETS	$182,646,639
NET ASSET VALUE
Offering and redemption price per share	$25.68

See accompanying Notes to Financial Statements.

FPA CAPITAL FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2020

INVESTMENT INCOME
Dividends	$3,238,992
Interest	1,529,688
Total investment income	4,768,680
EXPENSES
Advisory fees	1,635,064
Director fees and expenses	185,527
Transfer agent fees and expenses	118,540
Legal fees	109,167
Reports to shareholders	64,673
Audit and tax services fees	39,734
Custodian fees	30,950
Filing fees	25,435
Administrative services fees	12,712
Other professional fees	11,458
Other	15,571
Total expenses	2,248,831
Net investment income	2,519,849
NET REALIZED AND UNREALIZED APPRECIATION (DEPRECIATION)
Net realized gain (loss) on:
Investments	(6,885,410)
Net change in unrealized appreciation (depreciation) of:
Investments	(35,111,057)
Net realized and unrealized loss	(41,996,467)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(39,476,618)

See accompanying Notes to Financial Statements.

FPA CAPITAL FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,519,849	$2,501,182
Net realized gain (loss)	(6,885,410)	18,637,349
Net change in unrealized appreciation (depreciation)	(35,111,057)	(28,123,529)
Net decrease in net assets resulting from operations	(39,476,618)	(6,984,998)
Distributions to shareholders	(2,165,314)	(12,466,718)
Capital Stock transactions:
Proceeds from Capital Stock sold	1,564,387	3,942,335
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	1,849,575	10,426,382
Cost of Capital Stock repurchased	(54,478,120)	(72,830,501)
Net decrease from Capital Stock transactions	(51,064,158)	(58,461,784)
Total change in net assets	(92,706,090)	(77,913,500)
NET ASSETS
Beginning of Year	275,352,729	353,266,229
End of Year	$182,646,639	$275,352,729
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	52,092	123,687
Shares issued to shareholders upon reinvestment of dividends and distributions	60,510	369,414
Shares of Capital Stock repurchased	(1,800,432)	(2,264,994)
Change in Capital Stock outstanding	(1,687,830)	(1,771,893)

See accompanying Notes to Financial Statements.

FPA CAPITAL FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended March 31
	2020	2019	2018	2017	2016
Per share operating performance:
Net asset value at beginning of year	$31.29	$33.42	$36.39	$32.41	$37.66
Income from investment operations:
Net investment income*	0.32	0.26	0.05	0.05	0.12
Net realized and unrealized gain (loss) on investment securities	(5.67)	(1.05)	(1.47)	5.80	(4.92)
Total from investment operations	(5.35)	(0.79)	(1.42)	5.85	(4.80)
Less distributions:
Dividends from net investment income	(0.08)	(0.25)	—	(0.10)	(0.12)
Distributions from net realized capital gains	(0.18)	(1.09)	(1.55)	(1.77)	(0.33)
Total distributions	(0.26)	(1.34)	(1.55)	(1.87)	(0.45)
Redemption fees	—	—	— **	— **	— **
Net asset value at end of year	$25.68	$31.29	$33.42	$36.39	$32.41
Total investment return***	(17.23)%	(1.92)%	(4.05)%	18.09%	(12.74)%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$182,647	$275,353	$353,266	$789,441	$759,467
Ratio of expenses to average net assets	0.92%	0.89%	0.83%	0.80%	0.77%
Ratio of net investment income to average net assets	1.03%	0.78%	0.15%	0.14%	0.34%
Portfolio turnover rate	87%	82%	66%	23%	45%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See accompanying Notes to Financial Statements.

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

March 31, 2020

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Covered Call Options: In an effort to increase potential income, the Fund may write (i.e. sell) covered call options listed on a national securities exchange. When the Fund writes a listed call option, the purchaser has the right to buy a security from the Fund at a fixed exercise price any time before the option contract expires, regardless of changes in the market price of the underlying security. The Fund writes options only on securities it owns (covered options) and must retain ownership of the underlying security while the option is outstanding. Until the option expires, the Fund cannot profit from a rise in the market price of the underlying security over the exercise price, except insofar as the premium which the Fund receives, net of commissions, represents a profit. The premium paid to the Fund is the consideration for undertaking this obligation. If a covered call option written by the Fund expires unexercised, the Fund realizes a capital gain on the expiration date equal to the premium received at the time the option was written. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or a capital loss if the cost of the closing option is more than the premium received from writing the option.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $132,230,082 for the year ended March 31, 2020. The proceeds and cost of securities sold resulting in net realized loss of $6,885,410 aggregated $178,198,114 and $185,083,524, respectively, for the year ended March 31, 2020. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at March 31, 2020:

Unrealized depreciation	$(24,974,294)
Undistributed net investment income	2,519,026
Capital loss carryover	(6,325,670)

The Fund utilizes the provisions of federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Act of 2010 (the "Act"), net capital losses recognized for fiscal years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. As of March 31, 2020, the accumulated losses with short term and long term character were $4,034,595 and $2,291,075 respectively.

The tax status of distributions paid during the fiscal years ended March 31, 2020 and 2019 were as follows:

	2020	2019
Dividends from ordinary income	$685,009	$2,371,565
Distributions from long-term capital gains	1,480,305	10,095,153

The cost of investment securities held at March 31, 2020, was $208,188,859 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at March 31, 2020, for federal income tax purposes was $5,203,171 and $30,177,465, respectively resulting in net unrealized depreciation of $24,974,294.

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

During the year ended March 31, 2020, the Fund had no reclassifications between Paid in Capital and Distributable Earnings.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended March 31, 2020, the Fund paid aggregate fees and expenses of $185,527 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2020:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Information Technology Services	$10,794,360	—	—	$10,794,360
Communications Equipment	10,501,216	—	—	10,501,216
Exploration & Production	9,044,582	—	—	9,044,582
Health Care Equipment & Service	8,143,982	—	—	8,143,982
Telecom Carriers	7,690,067	—	—	7,690,067
Containers & Packaging	6,496,354	—	—	6,496,354
Banks	6,251,312	—	—	6,251,312
Auto Parts	5,961,633	—	—	5,961,633
Computer Hardware & Storage	5,425,625	—	—	5,425,625
Packaged Food	5,286,830	—	—	5,286,830
Cement & Aggregates	3,253,876	—	—	3,253,876
Semiconductor Devices	3,218,702	—	—	3,218,702
Consumer Goods — Rental	3,108,171	—	—	3,108,171
Apparel, Footwear & Accessory Design	2,751,984	—	—	2,751,984
Technology Distributors	2,733,549	—	—	2,733,549
Agricultural Machinery	2,584,669	—	—	2,584,669
Hotels, Restaurants & Leisure	2,255,532	—	—	2,255,532
Semiconductor Manufacturing	1,783,836	—	—	1,783,836
Other Common Stocks	8,178,330	—	—	8,178,330
U.S. Treasuries	—	$69,428,955	—	69,428,955
Short-Term Investment	—	8,321,000	—	8,321,000
	$105,464,610	$77,749,955	—	$183,214,565

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the year ended March 31, 2020.

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2020, are as follows:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreement	$8,321,000	$(8,321,000	)**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $8,492,230 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA CAPITAL FUND, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA CAPITAL FUND, INC.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the years ended March 31, 2016, March 31, 2017 and March 31, 2018 were audited by another independent registered public accounting firm whose report, dated May 22, 2018, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2020, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more FPA investment companies since 2018.

Los Angeles, CA
May 20, 2020

FPA CAPITAL FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

March 31, 2020 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2019	$1,000.00	$1,000.00
Ending Account Value March 31, 2020	$843.90	$1,020.42
Expenses Paid During Period*	$4.22	$4.63

*  Expenses are equal to the Fund's annualized expense ratio of 0.92%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2020 (183/366 days).

FPA CAPITAL FUND, INC.
PRIVACY POLICY

(Unaudited)

The following is the privacy notice of the mutual funds managed by First Pacific Advisors, LP ("FPA", and the mutual funds, the "FPA Funds" ). A complete list of funds is provided below.

The FPA Funds take privacy seriously and consider privacy to be a fundamental aspect of its relationships with its former, prospective and current investors. The FPA Funds are committed to maintaining the confidentiality, integrity and security of its former, current, and prospective investors' non-public personal information and other personal information. This privacy policy describes our privacy practices surrounding the collection and sharing of non-public personal information and other personal information of current, former and prospective investors and visitors to websites maintained by the FPA Funds.

Obtaining Personal Data

While providing investors and/or prospective investors (collectively, "investors") with products and services, the FPA Funds, and certain service providers, such as the FPA Fund's Transfer Agents and/or Administrators, may obtain personal data about such investors, which may come directly from the investor or their intermediaries from sources such as: (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites, including information you may voluntarily provide when you subscribe to receive FPA's quarterly updates or request us to mail you information about the FPA Funds. In addition, the FPA Funds may collect additional personal data from different sources, such as affiliates or their service providers; public websites or other publicly available sources such as government records; or from credit reporting agencies, sanctions screening databases, or from sources designed to detect and prevent fraud.

The personal data collected about an investor may include: (i) identifiers and similar information such as the investor's name, address, tax identification number, birth date, driver's license number, and potentially email address and phone number (if provided); (ii) certain information protected under other federal or state law, like an investor's signature or bank account information; (iii) characteristics of protected classifications under federal or state law, like gender or marital status; (iv) commercial information like an investment selection, beneficiary information, or transaction and account history with the FPA Funds; (v) internet or other electronic network activity like interactions with the FPA website; (vi) professional or employment-related information like an investor's occupation and job title; and (vii) inferences drawn from the other categories to build a profile on an investor to, for example, gauge an investor's potential interest in investing in new funds or products.

Respecting Your Privacy

The FPA Funds do not disclose any personal data provided by investors or gathered by the FPA Funds to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the FPA Funds. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. The FPA Funds may also provide an investor's personal data and account information to the investor's respective custodian, brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The FPA Funds reserve the right to report or disclose personal data or account information to third parties in circumstances where the FPA Funds believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable

FPA CAPITAL FUND, INC.
PRIVACY POLICY (Continued)

(Unaudited)

request by the FPA Funds in which an investor has invested. In addition, the FPA Funds may disclose information about an investor or an investor's accounts to a third party at the investor's request or direction or with the consent of the investor.

Procedures to Safeguard Private Information

The FPA Funds will take reasonable steps and use security measures appropriate to the nature of the information and that comply with applicable laws to protect investors' personal data against unauthorized access and exfiltration, acquisition, theft, or disclosure. In addition to this policy, the FPA Funds have implemented internal procedures that are designed to help guard investors' personal data. Given the nature of information security, there is no guarantee that such safeguards will always be successful.

Information Collected Automatically from Websites

When you visit a website maintained by the FPA Funds, those sites may collect certain information about that visit through automated tools, including cookies. Cookies are bits of data that a website sends to a web browser on a visitor's computer. Websites maintained by the FPA Funds use cookies and other tools to operate the websites and collect analytics information about your visit to our websites, including the number of visitors to a website and the webpages visited. These tools may be provided by third party analytics providers. The analytics information collected does not identify a particular individual visitor or user. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The FPA Funds website does not respond to "do not track" signals.

Links to Other Websites

This privacy policy only addresses the use and disclosure of personal data in conjunction with your use of websites maintained by the FPA Funds. These websites may contain links to other websites. If we create such a link, we will let you know when you are leaving the FPA website. These third-party websites may collect information, including personal data, from you. Please be aware that we are not responsible for the privacy practices or the content of third-party websites. We disclaim liability for any information, materials, products or services offered at any of the third-party sites linked to websites maintained by the FPA Funds. The availability of a link to another party's website is provided as a convenience, but it does not constitute an endorsement or sponsorship of any third party or their products, and does not create an affiliation or partnership between FPA and any third party. You should also be aware that third parties have different privacy policies than FPA and may have different information security practices. We encourage you to read the privacy statements provided by other websites before you provide personal data to them.

Changes to the Privacy Policy

From time to time, the FPA Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

FPA Fund

FPA Capital Fund, Inc., FPA Crescent Fund, FPA International Value Fund, FPA New Income, Inc., FPA Flexible Fixed Income Fund, FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., and Source Capital, Inc.

Revised: April 2020

FPA CAPITAL FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Directors"). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Director & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Director	1999	Senior Associate Dean, (since July 2003), Interim Dean (July 2018-June 2019), Professor and Faculty Director Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.

FPA CAPITAL FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
A. Robert Pisano, 1943	Director	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals
Patrick B. Purcell, 1943	Director	2006	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None
"Interested" Director(2)
J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA CAPITAL FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Arik A. Ahitov, 1975	Vice President and Portfolio Manager	2013

Partner of the Adviser (since January 2015). Managing Director of the Adviser (January 2013 to December 2014), Vice President of the Adviser (October 2010 to December 2012). Formerly, Vice President of Shamrock Capital Advisors, LLC from September 2004 to September 2010.

J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA CAPITAL FUND, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPPTX
CUSIP: 302539101

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA CAPITAL FUND, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2019 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2. Code of Ethics.

(a)                The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                Not applicable.

(c)                During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                 Not applicable.

(f)                 A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4. Principal Accountant Fees and Services.

	2019	2020
(a) Audit Fees	$29,900	$30,300
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees[1]	$6,200	$6,300
(d) All Other Fees	$-0-	$-0-

(1)            Tax fees are for the preparation of the Fund’s tax return(s).

(e)(1)        The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)          the registrant’s independent auditors inform the audit committee of the engagement,

(ii)         the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)        the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)        0% of the services provided to the registrant described in paragraphs b-d of this items were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)             For the fiscal year ended March 31, 2020, if greater than 50%, specify the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of the principal accountant Ernst & Young LLP (“EY”). According to EY, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)            For the fiscal years ended March 31, 2019 and March 31, 2020, the aggregate non-audit fees billed by EY for services rendered to the investment advisor were $39,608 and $9,917, respectively.

(h)           The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, which were not pre-approved (not requiring pre-approval), is compatible with maintaining EY's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)       Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date: June 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date: June 1, 2020

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date: June 1, 2020